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                                                                   Exhibit 10.1

                                   AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                  STOCK EMPLOYEE COMPENSATION TRUST AGREEMENT



     WHEREAS, under Section 6.2 of the Amended and Restated Stock Employee Compensation Trust Agreement (the "Trust Agreement"), dated as of August 1, 2000, by and between Newport News Shipbuilding Inc. (the "Company") and Wachovia Bank, N.A., as trustee of the Trust created thereby, the Trust Agreement may be amended subject to certain exceptions not relevant hereto.

     The parties do hereby amend the Trust Agreement, effective upon the Consummation of the Offer (as defined in the Agreement and Plan of Merger among General Dynamics Corporation, Grail Acquisition Corporation and the Company, dated as of April 24, 2001), as follows:


     FIRST: The second sentence of Section 3.2 of the Trust Agreement is amended in its entirety to read as follows:

     "The Trustee shall apply all dividends and earnings paid (including any gains from sales or exchanges) in respect of Acquired Shares or other NNS Securities (other than Extraordinary Dividends) to the payment of principal and interest under a note or such other indebtedness of the Trust relating to the acquisition of Acquired Shares, notwithstanding any provision of this Trust Agreement to the contrary."

     SECOND: A new Section 6.4 of the Trust Agreement is added to read as follows:

     "6.4 Winding Up. For the avoidance of doubt, the Trust and the Trust Agreement shall remain in effect following the Termination Date for such period as is necessary for the Trustee to comply with the obligations of
     Section 6.1 hereof."


     Full Force and Effect. Except as expressly amended hereby, the Trust Agreement shall continue in full force and effect in accordance with the terms thereof on the date hereof.
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     Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of Delaware applicable to contracts to be made and performed entirely within such State.


     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the dates indicated below.


     NEWPORT NEWS SHIPBUILDING INC.



Date:____________      By:_______________________
                                Treasurer


ATTEST:


By:________________________
Title:

                         WACHOVIA BANK, N.A., solely in its capacity as Trustee under the Trust Agreement referenced herein



Date:____________      By:_______________________
                       Title:


ATTEST:


By:________________________
Title: